                                                                   EXHIBIT 10.10

                       FIRST AMENDMENT TO CREDIT AGREEMENT

          FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 7, 1999, among INFORMATION HOLDINGS, INC., a Delaware corporation ("Holdings"), WARBURG PINCUS INFORMATION VENTURES, INC., a Delaware corporation ("WPIV" and together with Holdings, the "Parent Guarantors"), INFORMATION VENTURES L.L.C., a Delaware limited liability company (the "Borrower"), the lending institutions from time to time party to the Credit Agreement referred to below (the "Lenders"), BANK OF AMERICA, N.A., as Documentation Agent, and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                               W I T N E S S E T H

          WHEREAS, the Parent Guarantors, the Borrower, the Lenders, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of September 24, 1999 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

          NOW, THEREFORE, it is agreed

          1. The definition of "Applicable Margin" appearing in Section 11.01 of the Credit Agreement is hereby amended by:

          (i) deleting the percentage ".50%" appearing in the first sentence thereof and inserting in lieu thereof the percentage ".375%"; and

          (ii) inserting the text "for Base Rate Loans and for Eurodollar Loans" immediately following the text "Applicable Margins" appearing in clause (y) of the final sentence thereof.

          2. In order to induce the Lenders to enter into this Amendment, each of the Parent Guarantors and the Borrower hereby represents and warrants that
(i) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and
(ii) there exists no Default or Event of Default on the First Amendment Effective Date, in each case after giving effect to this Amendment.

          3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings, WPIV, the Borrower and the Administrative Agent at its Notice Office.

          5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          6. This Amendment shall become effective on the date (the "First Amendment Effective Date") when each of the Parent Guarantors, the Borrower and the Lenders (i) shall have signed a counterpart hereof (whether the same or different counterparts) and (ii) shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

          7. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                     INFORMATION HOLDINGS, INC.

                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     WARBURG PINCUS INFORMATION VENTURES, INC.

                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     INFORMATION VENTURES L.L.C.

                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANK OF AMERICA, N.A.,
                                        Individually and as Documentation Agent

                                     By /s/
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent

                                     By /s/ G. Andrew Keith
                                        ----------------------------------------
                                        Name:
                                        Title: